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      SUPPLEMENT DATED JULY 28, 2014 TO YOUR PROSPECTUS DATED MAY 1, 2014

THE TABLE THAT APPEARS IN THE SECTION ENTITLED "1. INVESTMENT OPTIONS (STANDARD)" IN APPENDIX C OF YOUR PROSPECTUS IS UPDATED AS FOLLOWS:

Effective July 1, 2014, the sub-advisory agreement between BlackRock Advisors, LLC and BlackRock Investment Management, LLC ("BIM") expired. Therefore, the reference to BIM in the Investment Advisor/Sub-Adviser column for BlackRock Capital Appreciation V.I. Fund - Class III, BlackRock Equity Dividend V.I. Fund -Class III and BlackRock Global Allocation V.I. Fund - Class III is deleted.

            THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

HV-7575